EXHIBIT 99.1

3D Systems Reports Third Quarter and Nine Months 2016 Financial Results

  Growth in production printers, materials and software as well as healthcare solutions drove quarterly revenue of $156.4 million
  Generated $7.2 million of cash from operations during the quarter

ROCK HILL, S.C., Nov. 03, 2016 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) announced today its financial results for the third quarter and nine months ended September 30, 2016.

For the third quarter of 2016, the company reported revenue of $156.4 million compared to $151.6 million in the third quarter of the previous year. The company reported a third quarter GAAP loss of $0.19 per share compared to a loss of $0.29 per share in the prior year and non-GAAP earnings of $0.14 per share compared to $0.01 per share in the third quarter of 2015.

Higher sales of 3D printers and materials into production applications as well as strong demand for the company’s software and healthcare solutions resulted in a 3% increase in revenue compared to the third quarter of 2015.

“We believe strong demand for our production printers, materials and software as well as healthcare solutions during the quarter is indicative of our growth potential and market opportunities,” commented Vyomesh Joshi (VJ), Chief Executive Officer, 3D Systems.

Gross profit margin for the third quarter of 2016 was 44.1%. Gross profit margin was negatively impacted by non-recurring charges of $10.7 million related to prioritizing products and resources, consistent with the company’s recently announced strategy. Excluding these charges, gross profit margin for the third quarter of 2016 was 51.0%. Gross profit margin for the third quarter of 2015, excluding discontinued consumer products, was 50.6%.

For the third quarter of 2016, operating expenses were $91.0 million. Compared to the third quarter of 2015, SG&A expenses decreased 22% to $64.8 million on lower amortization and legal expenses. A $6.1 million non-recurring write-off of assets related to exiting projects drove a 16% increase in R&D expenses over the prior year period to $26.1 million.

“Our focus is to drive operational excellence and build an appropriate cost structure, which will provide capacity to invest into quality, reliability and innovation,” commented John McMullen, Executive Vice President and Chief Financial Officer. “We believe this will position us to drive profitable growth and continued positive cash generation.”

The company generated $7.2 million of cash from operations during the quarter and $38.2 million in the first nine months of 2016 and had $179.4 million of cash on hand at the end of September.

For the first nine months of 2016, revenue decreased 3% to $467.0 million compared to $482.8 million in the first nine months of 2015. The company reported a GAAP loss of $0.39 per share for the first nine months of 2016 compared to a loss of $0.53 per share in the same period of the prior year and non-GAAP earnings of $0.31 per share compared to $0.08 per share in the first nine months of 2015.

“We believe our synergistic portfolio of technologies, our talent and our 3D printing ecosystem uniquely position us to support complete digital manufacturing workflows to make 3D production real,” concluded Joshi.

Q3 2016 Conference Call and Webcast
The company expects to file its third quarter 2016 Form 10-Q with the Securities and Exchange Commission on November 3, 2016. 3D Systems plans to hold a conference call and simultaneous webcast to discuss these results on Thursday, November 3, 2016, at 8:30 a.m. Eastern Time.

Date: Thursday, November 3, 2016
Time: 8:30 a.m. Eastern Time
Listen via Internet: www.3dsystems.com/investor
Participate via telephone:
Within the U.S.:  1-877-407-8291
Outside the U.S.:  1-201-689-8345

The recorded webcast will be available beginning approximately two hours after the live presentation at www.3dsystems.com/investor.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology.  Forward-looking statements are based upon managements beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company.  The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

Presentation of Information in This Press Release
To facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on its financial results, the company reported non-GAAP measures excluding the impact of amortization of intangibles, non-cash interest expense, acquisition and severance expenses, stock-based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment. A reconciliation of GAAP to non-GAAP results is provided in the accompanying schedule.

About 3D Systems
3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on-demand manufacturing services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Tables Follow

3D Systems Corporation Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) Quarter and Nine Months Ended September 30, 2016 and 2015

	Quarter Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2016	2015	2016	2015
Revenue:
Products	$94,543	$87,747	$280,406	$292,146
Services	61,819	63,827	186,622	190,654
Total revenue	156,362	151,574	467,028	482,800
Cost of sales:
Products	56,321	48,472	146,682	156,432
Services	31,104	32,064	93,485	94,719
Total cost of sales	87,425	80,536	240,167	251,151
Gross profit	68,937	71,038	226,861	231,649
Operating expenses:
Selling, general and administrative	64,814	83,212	202,009	237,242
Research and development	26,140	22,463	67,345	70,410
Total operating expenses	90,954	105,675	269,354	307,652
Loss from operations	(22,017)	(34,637)	(42,493)	(76,003)
Interest and other expense, net	1,624	1,373	1,290	4,029
Loss before income taxes	(23,641)	(36,010)	(43,783)	(80,032)
Provision (benefit) for income taxes	(2,214)	(3,524)	665	(20,563)
Net loss	(21,427)	(32,486)	(44,448)	(59,469)
Less: net loss attributable to noncontrolling interests	(214)	(237)	(799)	(343)
Net loss attributable to 3D Systems Corporation	$(21,213)	$(32,249)	$(43,649)	$(59,126)

Net loss per share available to 3D Systems Corporation common stockholders — basic and diluted	$(0.19)	$(0.29)	$(0.39)	$(0.53)

Other comprehensive income (loss):
Pension adjustments	$18	$14	$54	$276
Foreign currency translation gain (loss)	4,282	(9,957)	5,567	(17,903)
Total other comprehensive income (loss)	4,300	(9,943)	5,621	(17,627)
Less foreign currency translation gain (loss) attributable to noncontrolling interests	22	(882)	68	(2,588)
Other comprehensive income (loss) attributable to 3D Systems Corporation	4,278	(9,061)	5,553	(15,039)

Comprehensive loss	(17,127)	(42,429)	(38,827)	(77,096)
Less comprehensive loss attributable to noncontrolling interests	(192)	(1,119)	(731)	(2,931)
Comprehensive loss attributable to 3D Systems Corporation	$(16,935)	$(41,310)	$(38,096)	$(74,165)

3D Systems Corporation Unaudited Condensed Consolidated Balance Sheets September 30, 2016 and December 31, 2015

	September 30,	December 31,
(in thousands, except par value)	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$179,358	$155,643
Accounts receivable, net of reserves — $15,408 (2016) and $14,139 (2015)	120,630	157,406
Inventories, net of reserves — $25,938 (2016) and $28,225 (2015)	113,717	105,877
Prepaid expenses and other current assets	15,196	13,541
Total current assets	428,901	432,467
Property and equipment, net	80,837	85,995
Intangible assets, net	133,518	157,466
Goodwill	189,018	187,875
Long term deferred income tax asset	5,374	3,216
Other assets, net	24,700	26,256
Total assets	$862,348	$893,275
LIABILITIES AND EQUITY
Current liabilities:
Current portion of capitalized lease obligations	$581	$529
Accounts payable	37,113	46,869
Accrued and other liabilities	46,746	54,699
Customer deposits	5,789	8,229
Deferred revenue	37,385	35,145
Total current liabilities	127,614	145,471
Long term portion of capitalized lease obligations	7,781	8,187
Long term deferred income tax liability	15,026	17,944
Other liabilities	60,338	58,155
Total liabilities	210,759	229,757
Redeemable noncontrolling interests	8,872	8,872

Stockholders’ equity:
Common stock, $0.001 par value, authorized 220,000 shares; issued 114,301 (2016) and 113,115 (2015)	114	113
Additional paid-in capital	1,306,903	1,279,738
Treasury stock, at cost — 1,330 shares (2016) and 892 shares (2015)	(1,294)	(1,026)
Accumulated deficit	(627,017)	(583,368)
Accumulated other comprehensive loss	(33,995)	(39,548)
Total 3D Systems Corporation stockholders' equity	644,711	655,909
Noncontrolling interests	(1,994)	(1,263)
Total stockholders’ equity	642,717	654,646
Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$862,348	$893,275

3D Systems Corporation Unaudited Condensed Consolidated Statements of Cash Flows Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,
(In thousands)	2016	2015
Cash flows from operating activities:
Net loss	$(44,448)	$(59,469)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Benefit of deferred income taxes	(5,464)	(21,971)
Depreciation and amortization	45,731	63,905
Provision for arbitration award	—	11,282
Impairment of assets	8,590	1,111
Provision for bad debts	1,488	4,123
Inventory reserve of discontinued products	10,723	—
Stock-based compensation	28,405	28,850
Loss on the disposition of property and equipment	2,052	1,182
Changes in operating accounts:
Accounts receivable	36,357	37,426
Inventories	(16,977)	(40,987)
Prepaid expenses and other current assets	(1,619)	(10,136)
Accounts payable	(9,938)	(19,657)
Accrued and other current liabilities	(8,452)	(5,348)
Customer deposits	(2,389)	566
All other operating activities	(5,819)	(1,485)
Net cash provided by (used in) operating activities	38,240	(10,608)
Cash flows from investing activities:
Purchases of property and equipment	(12,014)	(18,064)
Additions to license and patent costs	(790)	(719)
Cash paid for acquisitions, net of cash assumed	—	(91,799)
Other investing activities	(1,000)	(3,750)
Net cash used in investing activities	(13,804)	(114,332)
Cash flows from financing activities:
Tax benefits from share-based payment arrangements	—	467
Proceeds, repurchase and retirement of stock, net	(1,507)	748
Repayment of capital lease obligations	(786)	(788)
Net cash provided by (used in) financing activities	(2,293)	427
Effect of exchange rate changes on cash and cash equivalents	1,572	(2,896)
Net increase (decrease) in cash and cash equivalents	23,715	(127,409)
Cash and cash equivalents at the beginning of the period	155,643	284,862
Cash and cash equivalents at the end of the period	$179,358	$157,453

3D Systems Corporation Schedule 1 Earnings (Loss) Per Share Quarter and Nine Months Ended September 30, 2016 and 2015

	Quarter Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2016	2015	2016	2015
Numerator for basic and diluted net loss per share:
Net loss attributable to 3D Systems Corporation	$(21,213)	$(32,249)	$(43,649)	$(59,126)

Denominator for basic and diluted net loss per share:
Weighted average shares	111,008	112,010	111,194	111,920

Net loss per share, basic and diluted	$(0.19)	$(0.29)	$(0.39)	$(0.53)

3D Systems Corporation Schedule 2 Unaudited Reconciliations of GAAP to Non-GAAP Measures Quarter and Nine Months Ended September 30, 2016 and 2015

	Quarter Ended September 30, 2016					Quarter Ended September 30, 2015
		Adjustments					Adjustments
(in thousands, except per share amounts)	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Re-alignment	Non-GAAP	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Re-alignment	Non-GAAP

Revenue	$156,362	$—	$—	$—	$156,362	$151,574	$—	$—	$—	$151,574
Cost of sales	87,425	(83)	—	(10,723)	76,619	80,536	(81)	—	—	80,455
Gross profit	68,937	83	—	10,723	79,743	71,038	81	—	—	71,119
Gross profit margin	44.1%				51.0%	46.9%				46.9%
Operating expenses:
Selling, general and administrative	64,814	(18,286)	(1,781)	(35)	44,712	83,212	(24,562)	(11,971)	—	46,679
Research and development	26,140	—	—	(6,072)	20,068	22,463	—	—	—	22,463
Total operating expenses	90,954	(18,286)	(1,781)	(6,107)	64,780	105,675	(24,562)	(11,971)	—	69,142
Income (loss) from operations	(22,017)	18,369	1,781	16,830	14,963	(34,637)	24,643	11,971	—	1,977
Interest and other expense, net	1,624	—	—	—	1,624	1,373	—	—	—	1,373
Income (loss) before income taxes	(23,641)	18,369	1,781	16,830	13,339	(36,010)	24,643	11,971	—	604
Provision (benefit) for income taxes (a)	(2,214)	—	—	—	(2,214)	(3,524)	2,411	1,171	—	58
Net income (loss)	(21,427)	18,369	1,781	16,830	15,553	(32,486)	22,232	10,800	—	546
Less: net loss attributable to noncontrolling interests	(214)	—	—	—	(214)	(237)	—	—	—	(237)
Net income (loss) attributable to 3D Systems Corporation	$(21,213)	$18,369	$1,781	$16,830	$15,767	$(32,249)	$22,232	$10,800	$—	$783

Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$(0.19)				$0.14	$(0.29)				$0.01

	Nine Months Ended September 30, 2016					Nine Months Ended September 30, 2015
		Adjustments					Adjustments
(in thousands, except per share amounts)	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Re-alignment	Non-GAAP	GAAP	Amortization and Stock-Based Compensation	Legal and Acquisition-Related	Portfolio Re-alignment	Non-GAAP

Revenue	$467,028	$—	$—	$—	$467,028	$482,800	$—	$—	$—	$482,800
Cost of sales	240,167	(248)	—	(10,723)	229,196	251,151	(232)	—	—	250,919
Gross profit	226,861	248	—	10,723	237,832	231,649	232	—	—	231,881
Gross profit margin	48.6%				50.9%	48.0%				48.0%
Operating expenses:
Selling, general and administrative	202,009	(54,693)	(4,491)	(35)	142,790	237,242	(76,458)	(17,147)	—	143,637
Research and development	67,345	—	—	(6,072)	61,273	70,410	—	—	—	70,410
Total operating expenses	269,354	(54,693)	(4,491)	(6,107)	204,063	307,652	(76,458)	(17,147)	—	214,047
Income (loss) from operations	(42,493)	54,941	4,491	16,830	33,769	(76,003)	76,690	17,147	—	17,834
Interest and other expense, net	1,290	—	—	—	1,290	4,029	—	—	—	4,029
Income (loss) before income taxes	(43,783)	54,941	4,491	16,830	32,479	(80,032)	76,690	17,147	—	13,805
Provision (benefit) for income taxes (a)	665	(1,452)	(67)	—	(854)	(20,563)	22,474	3,108	—	5,019
Net income (loss)	(44,448)	56,393	4,558	16,830	33,333	(59,469)	54,216	14,039	—	8,786
Less: net loss attributable to noncontrolling interests	(799)	—	—	—	(799)	(343)	—	—	—	(343)
Net income (loss) attributable to 3D Systems Corporation	$(43,649)	$56,393	$4,558	$16,830	$34,132	$(59,126)	$54,216	$14,039	$—	$9,129

Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$(0.39)				$0.31	$(0.53)				$0.08

(a) Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company’s overall tax rate for each quarter. Tax effect for the quarter ended September 30, 2016 was calculated based on the Company’s quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

Investor Contact:
Stacey Witten
Email: Investor.relations@3dsystems.com

Media Contact:
Timothy Miller
Email: Press@3dsystems.com